NVE and Pacesetter Confidential

Amendment No. 4 to Supplier Partnering Agreement

This Amendment No. 4 to Supplier Partnering Agreement dated January 1, 2006 (as previously amended, the “Agreement”) by and between Pacesetter, Inc. (d/b/a St. Jude Medical CRMD), a St. Jude Medical Company, 15900 Valley View Court, Sylmar, California 91342-3577 (“Buyer”); and NVE Corporation, 11409 Valley View Road, Eden Prairie, MN  55344-3617 (“Seller”), is executed by and between Buyer and Seller. Buyer and Seller hereby agree to amend the Agreement as follows:

1.  Section 1 of the Agreement is hereby deleted and replaced with the following:
“1. Term of Agreement.  This Agreement begins on the Effective Date and will remain in force through January 1, 2016, unless terminated earlier as set forth herein.”

2.  The 2011 price is specified in Amendment Number 3 dated September 13, 2010 to Supplier Partnering Agreement. Section 6.2 is hereby amended so that the price adjustment provision contained in the third bullet of Section 6.2 applies to each year during the Term of this Agreement.

3.  Section 3 of the Agreement is hereby amended as follows: The words “and volumes” are hereby inserted between the 24th and 25th words of the second sentence of Section 3 of the Agreement.

4.   Sections 7 and 10.6 of the Agreement are hereby amended to designate the following individual as the individual to communicate on behalf of and receive notices for Buyer:  “Vice-President- Supply Chain.” In addition, the following is added to the end of the Buyer contact information in Section 10.6: “A copy of all notices provided to Buyer shall also be provided to the following:  General Counsel, Pacesetter, Inc. St. Jude Medical Cardiac Rhythm Management Division, 15900 Valley View Court, Sylmar, CA 91342.”

5.  The following Sections are added to the Agreement:

10.9 Public Statements.  Seller will make no disclosures to third parties or the public regarding Buyer, its corporate parent or affiliates, or their products or services, including but not limited to the existence of a business or contractual relationship with Buyer, except as may be required by law or regulation (including, but not limited to, U.S. Securities and Exchange Commission requirements) and except as may be made available publicly in such required disclosures, without the specific prior written authorization of a corporate officer of Buyer. In circumstances where a disclosure by Seller as defined in this section is required by law or regulation, Seller shall make its best efforts to seek confidential treatment to the maximum extent permitted by law. This section does not prohibit Seller from disclosing such information to its legal, tax, and financial advisors, or to those who have a business need to know such information, in order to carry out the purposes of this Agreement. Furthermore, this section does not

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NVE and Pacesetter Confidential

apply to any information already in the public domain as of the effective date of this Amendment No. 4, or which enters the public domain through no fault of Seller.

10.10  Escrow.  The parties agree and acknowledge that availability of the product proprietary technology of the Seller is critical to the Buyer in the conduct of its business and therefore the Buyer needs access to the proprietary technology under certain circumstances. Buyer and Seller desire to establish an escrow account with a third party to provide for the retention, administration and controlled access of the proprietary product technology of the Seller. Buyer has previously entered into a Three-Party Master Beneficiary Escrow Service Agreement No. 34000 with Iron Mountain (the “Escrow Agent”) dated March 12, 2008 attached hereto as Attachment 2 (the “Escrow Agreement”). Seller hereby agrees to be bound by all of the provisions of the Escrow Agreement. Seller shall complete and execute the Depositor Enrollment Form attached hereto as Attachment 3 (the “Enrollment Form”) within one hundred twenty (120) days of execution of this Agreement. The product proprietary technology placed in escrow pursuant to the Escrow Agreement shall include the materials identified in Attachment 4 which will be attached to the Enrollment Form and provided to the Escrow Agent within one hundred twenty (120) days of execution of this Agreement. Buyer shall pay all fees associated with the Escrow Agreement, including but not limited to being the “Paying Party” for all services identified in Exhibit A of the Escrow Agreement that are requested by Buyer.”

6. Except as expressly amended above, all other terms and conditions of the Agreement as amended will continue in full force and effect without change or modification.

IN WITNESS OF THIS AGREEMENT, the parties have signed below by their authorized officers, effective as of the later date below:

PACESETTER, INC.	NVE Corporation

By: /s/ JEFF CHATEAU	By: /s/ DANIEL A. BAKER
Jeff Chateau	Daniel A. Baker

Title: V.P, Supply Line	Title: President & CEO

Date: 2-1-11	Date: 1/26/11
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NVE and Pacesetter Confidential

List of Attachments

Attachment 2 – Iron Mountain Three-Party Master Beneficiary Escrow Services Agreement
Attachment 3 – Depositor Enrollment Form

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NVE and Pacesetter Confidential

ATTACHMENT 2
IRON MOUNTAIN THREE-PARTY MASTER BENEFICIARY ESCROW SERVICES
AGREEMENT

Confidential	Page 4	1/24/2011

THREE-PARTY MASTER BENEFICIARY

ESCROW SERVICE AGREEMENT

Master Deposit Account Number:    34000

1.	Introduction.
This Escrow Service Agreement (the “Agreement”) is entered into by and between Pacesetter, Inc. (dba St. Jude Medical – CRMD), a St. Jude Medical Company located at 15900 Valley View Court, Sylmar, California 91342 (“Beneficiary”) and its affiliates and subsidiaries, and by any additional party enrolling as a “Depositor” upon execution of the Acceptance Form attached as Exhibit E to this Agreement and by Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) on this 12th day of March, 2008 (the “Effective Date”). Beneficiary, Depositor, and Iron Mountain may be referred to individually as a “Party” or collectively as the “Parties” throughout this Agreement.
(a)	The use of the term “Services” in this Agreement shall refer to Iron Mountain services that facilitate the creation, management, and enforcement of software or other technology escrow accounts. A Party shall request Services under this Agreement by submitting a work request for certain Iron Mountain Services (“Work Request”) via written instruction or the online portal maintained at the website located at www.ironmountainconnect.com or other websites owned or controlled by Iron Mountain that are linked to that website (collectively the “Iron Mountain Website”).

(b)	The Beneficiary and Depositor have, or will have, entered into a license agreement or other agreement conveying intellectual property rights to the Beneficiary, and the Parties intend this Agreement to be considered as supplementary to such agreement, pursuant to Title 11 United States [Bankruptcy] Code, Section 365(n).

2.	Depositor Responsibilities and Representations.
(a)	Depositor shall make an initial deposit that is complete and functional of all proprietary technology and other materials covered under this Agreement (“Deposit Material”) to Iron Mountain within thirty (30) days of the Effective Date. Depositor may also update Deposit Material from time to time during the Term of this Agreement provided a minimum of one (1) complete and functional copy of Deposit Material is deposited with Iron Mountain at all times. At the time of each deposit or update, Depositor will provide an accurate and complete description of all Deposit Material sent to Iron Mountain via the Iron Mountain Website or using the form attached hereto as Exhibit B.
(b)	Depositor represents that it lawfully possesses all Deposit Material provided to Iron Mountain under this Agreement free of any liens or encumbrances as of the date of their deposit. Any Deposit Material liens or encumbrances made after their deposit will not prohibit, limit, or alter the rights and obligations of Iron Mountain under this Agreement. Depositor warrants that with respect to the Deposit Material, Iron Mountain’s proper administration of this Agreement will not violate the rights of any third parties.
(c)	Depositor represents that all Deposit Material is readable and useable in its then current form; if any portion of such Deposit Material is encrypted the necessary decryption tools and keys to read such material are deposited contemporaneously.
(d)	Depositor agrees, upon request by Iron Mountain, in support of Beneficiary’s request for verification Services, to promptly complete and return the Escrow Deposit Questionnaire attached hereto as Exhibit Q. Depositor consents to Iron Mountain’s performance of any level(s) of verification Services and Depositor further consents to Iron Mountain’s use of a subcontractor to perform verification Services. Any such subcontractor shall be bound by the same confidentiality obligations as Iron Mountain and shall not be a direct competitor to either Depositor or Beneficiary. Iron Mountain shall be responsible for the delivery of Services of any such subcontractor as if Iron Mountain had performed the Services. Depositor represents that all Deposit Material is provided with all rights necessary for Iron Mountain to verify such proprietary technology and materials upon receipt of a Work Request for such Services or agrees to use commercially reasonable efforts to provide Iron Mountain with any necessary use rights or permissions to use materials necessary to perform verification of the Deposit Material. Depositor agrees to reasonably cooperate with Iron Mountain by providing reasonable access to its technical personnel for verification Services whenever reasonably necessary.

3.	Beneficiary Responsibilities and Representations.
(a)	Beneficiary acknowledges that, as between Iron Mountain and Beneficiary, Beneficiary assumes all responsibility for the completeness and functionality of all Deposit Material.
(b)	Beneficiary may submit a verification Work Request to Iron Mountain for one of more of the Services defined in Exhibit A attached hereto and further consents to Iron Mountain’s use of a subcontractor if needed to provide such Services. Beneficiary warrants that Iron Mountain’s use of any materials supplied by Beneficiary to perform the verification Services described in Exhibit A is lawful and does not violate the rights of any third parties.

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4.	Verification services.

After the Deposit Materials have been received by Iron Mountain, at the Beneficiary’s expense, an independent third party consultant upon whom the parties mutually agree (“Consultant”) shall perform the Deposit Material validation functions specified herein, under the confidentiality provisions set forth in an agreement to be executed by the Depositor and the Consultant, that prohibits the Consultant from disclosing or using information obtained in connection with the audit (other than the disclosure to Beneficiary of whether Depositor has complied with its escrow obligations), to evaluate the contents of the information placed in the Deposit Materials received by Iron Mountain to determine whether the information is sufficient to enable a reasonably qualified manufacturer of stated materials to make or have made the Products (as defined in the Supplier Inventory or License Agreement) in the event a release is authorized pursuant to Exhibit C hereunder. After receipt of a notification that the Depositor has updated the Deposit Materials pursuant to section 2.a of this Agreement, Beneficiary may have Consultant, at Beneficiary’s expense under the confidentiality provisions set forth in an agreement to be executed by the Depositor and the Consultant that prohibits the Consultant from disclosing or using information obtained in connection with the audit (other than the disclosure to Depositor of whether Depositor has complied with its escrow obligations), evaluate the Deposit Materials to determine whether that information is sufficient to enable a reasonably qualified manufacturer of stated materials to make or have made the licensed Products in the event a release is authorized pursuant to Exhibit C.

5.	Iron Mountain Responsibilities and Representations.
(a)	Iron Mountain agrees to use commercially reasonable efforts to provide the Services requested by Authorized Person(s) (as identified in the “Authorized Person(s)/Notices Table” below) representing the Depositor and Beneficiary in a Work Request. Iron Mountain may reject a Work Request (in whole or in part) that does not contain all Required Information at any time upon notification to the Party originating the Work Request.
(b)	Iron Mountain will conduct a visual inspection upon receipt of any Deposit Material and associated Exhibit B. If Iron Mountain determines that the Deposit Material does not match the description provided by Depositor represented in Exhibit B attached hereto, Iron Mountain will notify Depositor of such discrepancies and notate such discrepancy on the Exhibit B.
(c)	Iron Mountain will provide notice to the Beneficiary of all Deposit Material that is accepted and deposited into the escrow account under this Agreement.
(d)	Iron Mountain will work with a Party who submits any verification Work Request for Deposit Material covered under this Agreement to either fulfill any standard verification Services Work Request or develop a custom Statement of Work (“SOW”). Iron Mountain and the requesting Party will mutually agree in writing to a SOW on the following terms and conditions that include but are not limited to: description of Deposit Material to be tested; description of verification testing; requesting Party responsibilities; Iron Mountain responsibilities; Service Fees; invoice payment instructions; designation of the paying Party; designation of authorized SOW representatives for both the requesting Party and Iron Mountain with name and contact information; and description of any final deliverables prior to the start of any fulfillment activity. After the start of fulfillment activity, each SOW may only be amended or modified in writing with the mutual agreement of both Parties, in accordance with the change control procedures set forth therein.
(e)	Iron Mountain will hold and protect all Deposit Material in physical or electronic vaults that are either owned or under the control of Iron Mountain, unless otherwise agreed to by the Parties.
(f)	Upon receipt of written instructions by both Depositor and Beneficiary, Iron Mountain will permit the replacement or removal of previously submitted Deposit Material. The Party making such request shall be responsible for getting the other party to approve the joint instructions.

6.	Payment.
The Paying Party responsible for all payments designated in Exhibit A (“Paying Party”) for Services and shall pay to Iron Mountain all fees as set forth in the Work Request (“Service Fees”). Except as set forth below, all Service Fees are due to Iron Mountain within thirty (30) calendar days from the date of invoice in U.S. currency and are non-refundable. Iron Mountain may update Service Fees with a ninety (90) calendar day written notice to the Paying Party during the Term of this Agreement. The Paying Party is liable for any taxes related to Services purchased under this Agreement or shall present to Iron Mountain an exemption certificate acceptable to the taxing authorities. Applicable taxes shall be billed as a separate item on the invoice, to the extent possible. Any Service Fees not collected by Iron Mountain when due shall bear interest until paid at a rate of .83% per month (10% per annum) or the maximum rate permitted by law, whichever is less. Notwithstanding, the non-performance of any obligations of Depositor to deliver Deposit Material under the License Agreement or this Agreement, Iron Mountain is entitled to be paid all Service Fees that accrue during the Term of this Agreement.

7.	Term and Termination.
(a)	The initial “Term” of this Agreement is for a period of one (1) year from the Effective Date (“Initial Term”) and will automatically renew for additional one (1) year terms (“Renewal Term”) and continue in full force and effect until one of the following events occur: (i) Beneficiary provides Iron Mountain with sixty (60) days’ prior written joint notice of their intent

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to cancel this Agreement; (ii) Beneficiary provides Iron Mountain and Depositor with sixty (60) days’ prior written notice of their intent to terminate this Agreement; (iii) the Agreement terminates under another provision of this Agreement; or (iv) any time after the Initial Term, Iron Mountain provides sixty (60) days’ prior written notice to the Depositor and Beneficiary of Iron Mountain’s intent to terminate this Agreement. If the Effective Date is not specified in the Introduction section, then the last date noted on the signature blocks of this Agreement shall be the Effective Date.
(b)	Unless the express terms of this Agreement provide otherwise, upon termination of this Agreement, Iron Mountain shall return the Deposit Material to the Depositor. If reasonable attempts to return the Deposit Material to Depositor are unsuccessful, Iron Mountain shall destroy the Deposit Material.
(c)	In the event of the nonpayment of undisputed Service Fees owed to Iron Mountain, Iron Mountain shall provide all Parties to this Agreement with written notice of Iron Mountain’s intent to terminate this Agreement. Any Party to this Agreement shall have the right to make the payment to Iron Mountain to cure the default. If the past due payment is not received in full by Iron Mountain within thirty (30) calendar days of the date of such notice, then Iron Mountain shall have the right to terminate this Agreement at any time thereafter by sending written notice to all Parties. Iron Mountain shall have no obligation to take any action under this Agreement (except to those obligations that survive termination of this Agreement) so long as any undisputed Service Fees due Iron Mountain under this Agreement remain unpaid.

8.	General Indemnity.
Subject to Section 11 and 12, each Party shall defend, indemnify and hold harmless the others, their corporate affiliates and their respective officers, directors, employees, and agents and their respective successors and assigns from and against any and all claims, losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys’ fees), arising under this Agreement from the negligent or intentional acts or omissions of the indemnifying Party or its subcontractors,or the officers, directors, employees, agents, successors and assigns of any of them. Each party’s obligation under this section is subject to the following conditions: The indemnitee shall give the indemnitor prompt written notice of any such claim so as not to prejudice the Indemnitor, and shall cooperate in the defense of such claim at the indemnitor’s expense. Further, each party agrees that the indemnitor shall have sole control over the defense or settlement of any such claim, action, or proceeding, including, but not limited to, the right to select defense counsel, and that neither the indemnitee nor its officers, directors, employees, agents, or contractors shall enter into any agreement with respect to such claim, action or proceeding for which indemnification is or may be sought without receipt of the indemnitor’s prior written approval. The indemnitee shall have the right to retain separate counsel at its sole expense. Such separate counsel shall function solely to advise the indemnitee and shall have no right to control the defense of any lawsuit or to effect any settlement, other than at the indemnitee’s sole expense.

9.	Warranties.
(a)	IRON MOUNTAIN WARRANTS ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANT ABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. AN AGGRIEVED PARTY MUST NOTIFY IRON MOUNTAIN PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES AND SUCH PARTY’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE RETURN OF THE PORTION OF THE FEES PAID TO IRON MOUNTAIN BY PAYING PARTY FOR SUCH NON-CONFORMING SERVICES. THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN THIS AGREEMENT.
(b)	Depositor warrants that all Depositor Information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Depositor Information during the Term of this Agreement.
(c)	Beneficiary warrants that all Beneficiary Information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Beneficiary Information during the Term of this Agreement.
(d)	Ownership Warranty. Depositor warrants that it is the owner or legal custodian of the Deposit Material and has full authority to store the Deposit Material and direct their disposition in accordance with the terms of this Agreement. Depositor shall reimburse Iron Mountain for any expenses reasonably incurred by Iron Mountain (including reasonable legal fees) by reason of Iron Mountain’s compliance with the instructions of Depositor in the event of a dispute concerning the ownership, custody or disposition of Deposit Material stored by Depositor with Iron Mountain.

10.	Confidential Information.
Iron Mountain shall have the obligation to reasonably protect the confidentiality of the Deposit Material. Except as provided in this Agreement Iron Mountain shall not disclose, transfer, make available or use the Deposit Material. Iron Mountain shall not disclose the terms of this Agreement to any third Party. If Iron Mountain receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Material, Iron Mountain will immediately notify the

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Parties to this Agreement unless prohibited by law. After notifying the Parties, Iron Mountain may comply in good faith with such order. It shall be the responsibility of Depositor or Beneficiary to challenge any such order; provided, however, that Iron Mountain does not waive its rights to present its position with respect to any such order. Iron Mountain will cooperate with the Depositor or Beneficiary, as applicable, to support efforts to quash or limit any subpoena, at such party’s expense. Any party requesting additional assistance shall pay Iron Mountain’s standard charges or as quoted upon submission of a detailed request.

11.	Limitation of Liability.
NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT, ALL LIABILITY, IF ANY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, OF ANY PARTY TO THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT EQUAL TO ONE YEAR OF FEES PAID OR OWED TO IRON MOUNTAIN UNDER THIS AGREEMENT. IF CLAIM OR LOSS IS MADE IN RELATION TO A SPECIFIC DEPOSIT OR DEPOSITS, SUCH LIABILITY SHALL BE LIMITED TO THE FEES RELATED SPECIFICALLY TO SUCH DEPOSITS. THIS LIMIT SHALL NOT APPLY TO ANY PARTY FOR: (I) ANY CLAIMS OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT; (II) LIABILITY FOR DEATH OR BODILY INJURY; (III) DAMAGE TO TANGIBLE PROPERTY (EXCLUDING THE DEPOSIT ITEMS); (IV) THEFT; OR (V) PROVEN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

12.	Consequential Damages Waiver.
IN NO EVENT SHALL ANY PARTY TO THIS AGREEMENT BE LIABLE TO ANOTHER PARTY FOR ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA OR INFORMATION, ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE SERVICES, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE EVEN IF THE POSSIBILITY THEREOF MAY BE KNOWN IN ADVANCE TO ONE OR MORE PARTIES.

13.	General.
(a)	Incorporation of Work Requests. All valid Depositor and Beneficiary Work Requests are incorporated into this Agreement.
(b)	Purchase Orders. In the event that the Paying Party issues a purchase order or other instrument used to pay Service Fees to Iron Mountain, any terms and conditions set forth in the purchase order which constitute terms and conditions which are in addition to those set forth in this Agreement or which establish conflicting terms and conditions to those set forth in this Agreement are expressly rejected by Iron Mountain.
(c)	Right to Make Copies. Iron Mountain shall have the right to make copies of all Deposit Material as reasonably necessary to perform the Services. Iron Mountain shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on Deposit Material onto any copies made by Iron Mountain. Any copying expenses incurred by Iron Mountain as a result of a Work Request to copy will be borne by the Party requesting the copies. Iron Mountain may request Depositor’s reasonable cooperation in promptly copying Deposit Material in order for Iron Mountain to perform this Agreement.
(d)	Choice of Law. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of California,, USA, as if performed wholly within the state and without giving effect to the principles of conflicts of laws.
(e)	Authorized Person(s). Depositor and Beneficiary must each authorize and designate one person whose actions will legally bind such party (“Authorized Person(s)” who shall be identified in the Authorized Person(s) Notices Table of this Agreement) and who may manage the Iron Mountain escrow account through the Iron Mountain website or written instruction. The Authorized Person(s) for each the Depositor and Beneficiary will maintain the accuracy of their name and contact information provided to Iron Mountain during the term of this Agreement
(f)	Right to Rely on Instructions. Iron Mountain may act in reliance upon any instruction, instrument, or signature reasonably believed by Iron Mountain to be genuine and from an Authorized Person(s), officer, or other employee of a Party. Iron Mountain may assume that such representative of a Party to this Agreement who gives any written notice, request, or instruction has the authority to do so. Iron Mountain will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document reasonably believed to be from such representative. With respect to Release and Destruction of Deposit Materials, Iron Mountain shall rely on an Authorized Person(s).
(g)	Force Majeure. No Party shall be liable for any delay or failure in performance due to events outside the defaulting Party’s reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, riots, war, acts of terrorism, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control. The obligations and rights of the excused Party shall be extended on a day-to-day basis for the time period equal to the period of the excusable delay.
(h)	Notices. All notices regarding Exhibit C (release) shall be sent by commercial express mail or other commercially appropriate means that provide prompt delivery and require proof of delivery. All other correspondence, including invoices,

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payments, and other documents and communications, may be sent electronically or via regular mail. . The Parties shall have the right to rely on the last known address of the other Parties. Any correctly addressed notice to last known address of the other Parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the Party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by electronic mail, the postal authorities by mail, through messenger or commercial express delivery services.
(I)	No Waiver. No waiver of rights under this Agreement by any Party shall constitute a subsequent waiver of this or any other right under this Agreement.
(j)	Assignment. No assignment of this Agreement by Depositor or Beneficiary or any rights or obligations of Depositor or Beneficiary under this Agreement is permitted without the written consent of Iron Mountain, which shall not be unreasonably withheld or delayed, provided however, that a Party may make such an assignment when done so in conjunction with the merger, sale, or acquisition of that Party or a sale or an acquisition of all or substantially all of that Party’s assets relating to this Agreement. Iron Mountain shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Beneficiary unless Iron Mountain receives clear, authoritative and conclusive written evidence of the change of parties.
(k)	Severability. In the event any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term(s) shall be null and void and shall be deemed deleted from this Agreement. All remaining terms of this Agreement shall remain in full force and effect. If this paragraph becomes applicable and, as a result, the value of this Agreement is materially impaired for any Party, as determined by such Party in its sole discretion, then the affected Party may terminate this Agreement by written notice to the others.
(l)	Independent Contractor Relationship. Depositor and Beneficiary understand, acknowledge, and agree that Iron Mountain’s relationship with Depositor and Beneficiary will be that of an independent contractor and that nothing in this Agreement is intended to or should be construed to create a partnership, joint venture, or employment relationship.
(m)	Attorneys’ Fees. In any suit or proceeding between the Parties relating to this Agreement, each Party shall be responsible for all of its costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in such judgment.
(n)	No Agency. No Party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other Parties or bind the other Parties in any respect whatsoever.
(o)	Disputes. Any dispute, difference or question relating to or arising among any of the Parties concerning the construction, meaning, effect or implementation of this Agreement or the rights or obligations of any Party hereof will be submitted to, and settled by arbitration by a single arbitrator chosen by the California Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association. The Parties shall submit briefs of no more than 10 pages and the arbitration hearing shall be limited to two (2) days maximum. The arbitrator shall apply California law. Unless otherwise agreed by the Parties, arbitration will take place in California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator. Service of a petition to confirm the arbitration award may be made by regular mail or by commercial express mail, to the attorney for the Party or, if unrepresented, to the Party at the last known business address. If however, Depositor and/or Beneficiary refuse to submit to arbitration, the matter shall not be submitted to arbitration and Iron Mountain may submit the matter to any court of competent jurisdiction for an interpleader or similar action. Unless adjudged otherwise, any costs of arbitration incurred by Iron Mountain, including reasonable attorney’s fees and costs, shall be divided equally and paid by Depositor and Beneficiary.
(p)	Regulations. All Parties are responsible for and warrant, to the extent of their individual actions or omissions, compliance with all applicable laws, rules and regulations, including but not limited to: customs laws; import; export and re-export laws; and government regulations of any country from or to which the Deposit Material may be delivered in accordance with the provisions of this Agreement.
(q)	No Third Party Rights. This Agreement is made solely for the benefits of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the parties hereto.
(r)	Entire Agreement. The Parties agree that this Agreement, which includes all the Exhibits attached hereto and all valid Work Requests submitted by the Parties, is the complete agreement between the Parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the Parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. Each of the parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement. This Agreement may only be modified by mutual written agreement of the Parties

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(s)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
(t)	Survival. Sections 7 (Term and Termination), 8 (General Indemnity), 9 (Warranties), 10 (Confidential Information), 11 (Limitation of Liability), 12 (Consequential Damages Waiver), and 13 (General) of this Agreement shall survive termination of this Agreement or any Exhibit attached hereto.
(u)	Affiliates. “Affiliates”, as used herein, shall mean those entities controlled by, or under common control with, a Party to this Agreement. For purposes of the foregoing definition “control” (including “controlled by” and “under common control”) shall mean ownership of, or the right to acquire: (a) not less than fifty percent (50%) of the voting stock of a corporation, (b) the right to vote not less than fifty (50%) of the voting stock of a corporation, or (c) not less than fifty (50%) ownership interest in a partnership or other business entity. It is the intention of the parties (i) that each Affiliate shall be bound by the terms and conditions of this Agreement, (ii) that all of the services provided under this Agreement be made available to each Affiliate, (iii) each Affiliate shall be entitled to enforce this Agreement against Iron Mountain and that (iv) each Affiliate shall be a third party beneficiary of this Agreement.

Note: If contracting electronically via the online portal, clicking the “I Accept” button displayed as part of the ordering process, evidences agreement to the preceding terms and conditions (the “Agreement”). If you are entering into this Agreement via the online portal on behalf of a company or other legal entity, you represent that you have the authority to bind such entity to these terms and conditions, in which case the terms “you” or “your” shall refer to such entity. If you do not have such authority, or if you do not agree with these terms and conditions, you must select the “I Decline” button.

BENEFICIARY		IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
SIGNATURE:	/s/ JEFF CHATEAU	SIGNATURE:	/s/ LEMUEL LEVERETT
PRINT NAME:	Jeff Chateau	PRINT NAME:	LEMUEL LEVERETT
TITLE:	V.P. Supply Line Management	TITLE:	OPR MGR
DATE:	3-14-08	DATE:	4/1/08
EMAIL ADDRESS	jchateau@sjm.com	EMAIL ADDRESS:	ipmclientservices@ironmountain.com

NOTE: AUTHORIZED PERSONS/NOTICES TABLE, AND BILLING CONTACT INFORMATION TABLE FOLLOW ON THE NEXT PAGE

Approved as to Operational Content: Iron Mountain /s/ STEPHANIE DUBOSE Name: Stephanie DuBose Operations Date: 3/31/08

Approved as to Form and Content: Iron Mountain Legal Department By: /s/ THOMAS LANE Name: Thomas Lane Title: Contracts Specialist Date: 3/31/08

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BENEFICIARY AUTHORIZED PERSON(S)/NOTICES TABLE

Please provide the name(s) and contact information of the Authorized Person(s) under this Agreement. All Notices will be sent electronically and/or through regular mail to the appropriate address set forth below.

PRINT NAME:
TITLE:
EMAIL ADDRESS
COMPANY
STREET ADDRESS
PROVINCE/CITY/STATE
POSTAL/ZIP CODE
PHONE NUMBER
FAX NUMBER

BILLING CONTACT INFORMATION TABLE

Please provide the name and contact information of the Billing Contact under this Agreement. All Invoices will be sent electronically and/or through regular mail to the appropriate address set forth below.

PRINT NAME:
TITLE:
EMAIL ADDRESS
COMPANY
STREET ADDRESS
PROVINCE/CITY/STATE
POSTAL/ZIP CODE
PHONE NUMBER
FAX NUMBER

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

All notices should be sent to ipmclientservices@ironmountain.com OR Iron Mountain Intellectual Property Management, Inc., Attn: Client Services, 2100 Norcross Parkway, Suite 150, Norcross, Georgia, 30071, USA.

3PM-B ver.09012006	Page 7 of 15

EXHIBIT A

Escrow Service Work Request

Deposit Account Number:    34000  .

3PM-B ver.09012006	Page 8 of 15

SERVICE Check box(es) to order service	SERVICE DESCRIPTION-MASTER THREE PARTY ESCROW AGREEMENT -
BENEFICIARY
	All services are listed below. Services in shaded tables are required for every new escrow account set up. Some services may not be available under the Agreement.	ONE- TIME FEES	ANNUAL FEES	PAYING PARTY Check box to identify the Paying Party
[X] Setup Fee	Iron Mountain will setup a new escrow deposit account using a standard escrow agreement. Custom contracts are subject to the Custom Contract Fee noted below.	$2,050		[ ] Depositor - OR - [X] Beneficiary
[X] Deposit Account Fee- including Escrow Management Center Access
	Iron Mountain will set up one deposit account to manage and administrate access to Deposit Material that will be securely stored in controlled media vaults. Furthermore, Iron Mountain will provide account services that include unlimited deposits, electronic vaulting, access to Iron Mountain Connect™ Escrow Management Center for secure online account management, submission of electronic Work Requests, and communication of status. A Client Manager will be assigned to each deposit account and provide training upon request to facilitate secure Internet access to the account and ensure fulfillment of Work Requests. An oversize fee may apply.		$950	[ ] Depositor - OR - [X] Beneficiary
[X] Beneficiary Fee including Escrow Management Center Access	Iron Mountain will fulfill a Work Request to add a Depositor to an escrow deposit account and manage access rights associated with the account. Beneficiary will have access to Iron Mountain Connect™ Escrow Management Center for secure online account management, submission of electronic Work Requests, and communication of status. A Client Manager will be assigned to each deposit account and provide training upon request to facilitate secure Internet access to the account and ensure fulfillment of Work Requests.		$650	[ ] Depositor - OR - [X] Beneficiary
[ ] Add Additional Depositor & Deposit Account	Iron Mountain will set up one additional deposit account to manage and administrate access to new Deposit Material that will be securely stored in controlled media vaults in accordance with the service description above and the Agreement that governs the Initial Deposit Account. Iron Mountain will fulfill a Work Request to add a new Beneficiary to an escrow deposit account in accordance with the service description above and the Agreement		$1600	[ ] Depositor - OR - [ ] Beneficiary
[ ] Add Deposit Tracking Notification	At least semi-annually, Iron Mountain will send an update reminder to Depositor. Thereafter, Beneficiary will be notified of last deposit. .	N/A	$350	[ ] Depositor - OR - [ ] Beneficiary
[ ] Level 1 - Inventory Test	Iron Mountain will perform an Inventory Test on the initial deposit, which includes Analyzing deposit media readability, virus scanning, developing file classification tables, identifying the presence/absence of build instructions, and identifying materials required to recreate the Depositor’s software development environment. Output includes a report which will include build instructions, file classification tables and listings. In addition, the report will list required software development materials, including, without limitation, required source code languages and compilers, third-party software, libraries, operating systems, and hardware, as well as Iron Mountain’s analysis of the deposit. Fee Contingencies Enclosed.	$5,000	N/A	[ ] Depositor - OR - [ ] Beneficiary
[ ] Add Deposit Compile Test	Iron Mountain will fulfill a Work Request to perform a Deposit Compile Test, which includes the Inventory Test as described above plus recreating the Depositor’s software development environment, compiling source files and modules, linking libraries and recreating executable code, pass/fail determination, creation of comprehensive build instructions with a final report sent to the Paying Party regarding the Deposit Material. The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.	Based on SOW	N/A	[ ] Depositor - OR - [ ] Beneficiary
[ ] Add Deposit Usability Test - Binary Comparison	Iron Mountain will fulfill a Work Request to perform one Deposit Compile Test Binary Comparison which includes a comparison of the files built from the Deposit Compile Test to the actual licensed technology on the Beneficiary’s site to ensure a full match in file size, with a fmal report sent to the Requesting Party regarding the Deposit Material. The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.	Based on SOW	N/A	[ ] Depositor - OR - [ ] Beneficiary
[ ] Add Deposit Usability Test - Full Usability Test	Iron Mountain will fulfill a Work Request to perform one Deposit Compile Test Full Usability which includes a confirmation that the built applications work properly when installed. A final report will be sent to the Paying Party regarding the Deposit Material. The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.	Based on SOW	N/A	[ ] Depositor - OR - [ ] Beneficiary
[ ] Add Dual/Remote Vaulting	Iron Mountain will fulfill a Work Request to store deposit materials in one additional location as defined within the Service Agreement. Duplicate storage request may be in the form of either physical media or electronic storage.	N/A	$500	[ ] Depositor - OR - [ ] Beneficiary
[ ] Release Deposit Material	Iron Mountain will process a Work Request to release Deposit Material by following the specific procedures defined in Exhibit C “Release of Deposit Material” the Escrow Service Agreement.	$500	N/A	[ ] Depositor - OR - [ ] Beneficiary
[ ] Add Custom Services	Iron Mountain will provide its Escrow Expert consulting based on a custom SOW mutually agreed to by all Parties.	$175/hr	N/A	[ ] Depositor - OR - [ ] Beneficiary
[ ] Custom Contract Fee	Custom contracts are subject to the Custom Contract Fee, which covers the review and processing of custom or modified contracts.	$500	N/A	[ ] Depositor - OR - [ ] Beneficiary

3PM-B ver.09012006	Page 9 of 15
Note: Parties may submit Work Requests via written instruction or electronically through the online portal.

EXHIBIT B

DEPOSIT MATERIAL DESCRIPTION

COMPANY NAME:                              ESCROW ACCOUNT NUMBER:    34000

DEPOSIT NAME                              AND DEPOSIT VERSION
(Deposit Name will appear in account history reports)

 DEPOSIT MEDIA (PLEASE LABEL ALL MEDIA WITH THE DEPOSIT NAME PROVIDED ABOVE)
MEDIA TYPE	QUANTITY	MEDIA TYPE	QUANTITY
[ ] CD-ROM / DVD		[ ] 3.5“ Floppy Disk
[ ] DLT Tape		[ ] Documentation
[ ] DAT Tape		[ ] Hard Drive / CPU
[ ] Circuit Board

	TOTAL SIZE OF TRANSMISSION (SPECIFY IN BYTES)	# OF FILES	# OF FOLDERS
[ ] Internet File Transfer
[ ] Other (please describe below):

DEPOSIT ENCRYPTION (Please check either “Yes” or “No” below and complete as appropriate)

Is the media or are any of the files encrypted? [   ] Yes or [   ] No

If yes, please include any passwords and decryption tools description below. Please also deposit all necessary encryption software with this deposit.

Encryption tool name _______________ Version __________________
Hardware required __________________________________________
Software required _______________________________________
Other required information ______________________________

DEPOSIT CERTIFICATION (Please check the box below to Certify and Provide your Contact Information)
[ ] I certify for Depositor that the above described Deposit Material has been transmitted electronically or sent via commercial express mail carrier to Iron Mountain at the address below.	[ ] Iron Mountain has inspected and accepted the above described Deposit Material either electronically or physically. Iron Mountain will notify Depositor of any discrepancies.
NAME:	NAME:
DATE:	DATE:
EMAIL ADDRESS:
TELEPHONE NUMBER:
FAX NUMBER:
Note: If Depositor is physically sending Deposit Material to Iron Mountain, please label all media and mail all Deposit Material with the appropriate Exhibit B via commercial express carrier to the following address:
Iron Mountain Intellectual Property Management, Inc.
Attn: Vault Administration
2100 Norcross Parkway, Suite 150
Norcross, GA 30071
Telephone: 800-875-5669
Facsimile: 770-239-9201
FOR IRON MOUNTAIN USE ONLY: (NOTED DISCREPANCIES ON VISUAL INSPECTION)

3PM-B ver.09012006	Page 10 of 15

EXHIBIT C

RELEASE OF DEPOSIT MATERIAL

Deposit Account Number:    34000

Iron Mountain will use the following procedures to process any Beneficiary Work Request to release Deposit Material. All notices under this Exhibit C shall be sent pursuant to the terms of Section 12(h) Notices.

1.	Release Conditions. Depositor and Beneficiary agree that a Work Request for the release of the Deposit Material shall be based solely on one or more of the following conditions (defined as “Release Conditions”):
(i) Depositor’s breach of the license agreement or other agreement between the Depositor and Beneficiary regulating the use of the Deposit Material covered under this Agreement; or
(ii) Failure of the Depositor to function as a going concern or operate in the in the ordinary course; or
(iii) Depositor is subject to voluntary or involuntary bankruptcy.
2.	Release Work Request. A Beneficiary may submit a Work Request to Iron Mountain to release the Deposit Material covered under this Agreement. Iron Mountain will send a written notice of this Beneficiary Work Request within five (5) business days to the Depositor’s Authorized Person.
3.	Contrary Instructions. From the date Iron Mountain mails written notice of the Beneficiary Work Request to release Deposit Material covered under this Agreement, Depositor representative(s) shall have ten (10) business days to deliver to Iron Mountain contrary instructions. Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured (“Contrary Instructions”). Contrary Instructions shall be on company letterhead and signed by an authorized Depositor representative. Upon receipt of Contrary Instructions, Iron Mountain shall promptly send a copy to Beneficiary’s Authorized Person(s). Additionally, Iron Mountain shall notify both Depositor and Beneficiary Authorized Person(s) that there is a dispute to be resolved pursuant to the Disputes provisions of this Agreement. Iron Mountain will continue to store Deposit Material without release pending (i) joint instructions from Depositor and Beneficiary with instructions to release the Deposit Material; or (ii) dispute resolution pursuant to the Disputes provisions of this Agreement; or (iii) receipt of an order from a court of competent jurisdiction.
4.	Release of Deposit Material. If Iron Mountain does not receive Contrary Instructions from an authorized Depositor representative, Iron Mountain is authorized to release Deposit Material to the Beneficiary or, if more than one Beneficiary is registered to the deposit, to release a copy of Deposit Material to the Beneficiary. Iron Mountain is entitled to receive any undisputed, unpaid Service Fees due Iron Mountain from the Parties before fulfilling the Work Request to release Deposit Material covered under this Agreement. Any Party may cure a default of payment of Service Fees.
5.	Termination of Agreement. This Agreement will terminate upon the release of Deposit Material held by Iron Mountain.
6.	Right to Use Following Release. Beneficiary has the right under this Agreement to use the Deposit Material for the sole purpose of continuing the benefits afforded to Beneficiary by the License Agreement. Notwithstanding, the Beneficiary shall not have access to the Deposit Material unless there is a release of the Deposit Material in accordance with this Agreement. Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Material.

3PM-B ver.09012006	Page 11 of 15

EXHIBIT D

AUXILIARY DEPOSIT ACCOUNT TO ESCROW AGREEMENT

 Deposit Account Number:    34000

Auxiliary Account Number

__________________________ (“Beneficiary”), __________________________ (“Depositor”), and Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) have entered into the above referenced Escrow Agreement (“Agreement”). Pursuant to that Agreement Beneficiary or Depositor may create additional deposit accounts (“Auxiliary Deposit Account”) for the purpose of holding additional Deposit Material in a separate account which Iron Mountain will maintain separately from other deposit accounts under this Agreement. The new account will be referenced by the following name: __________________________ (“Deposit Account Name”).

Pursuant to the Agreement, Depositor may submit material to be held in this Auxiliary Deposit Account by submitting a properly filled out Exhibit B with the Deposit Material to Iron Mountain. For avoidance of doubt, Beneficiary’s rights and obligations relative to the Deposit Material held in any deposit account under this Agreement are governed by the express terms of the Agreement; this form does not provide any additional rights in the Deposit Material.

The undersigned hereby agrees that all terms and conditions of the above referenced Escrow Agreement will govern this Auxiliary Deposit Account. The termination or expiration of any other deposit account will not affect this account.

CHOOSE ONE: [ ] DEPOSITOR or [ ] BENEFICIARY	IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
SIGNATURE:	SIGNATURE:
PRINT NAME:	PRINT NAME:
TITLE:	TITLE:
DATE:	DATE:
EMAIL ADDRESS	EMAIL ADDRESS:	ipmclientservices@ironmountain.com

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

All notices should be sent to ipmclientservices@ironmountain.com OR Iron Mountain Intellectual Property Management, Inc., Attn: Client Services, 2100 Norcross Parkway, Suite 150, Norcross, Georgia, 30071, USA.

3PM-B ver.09012006	Page 12 of 15

ENROLLMENT FORM

Beneficiary and Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) hereby acknowledge that DEPOSITOR COMPANY
NAME: _______________is the “Depositor” referred to in the Escrow Agreement that supports DEPOSIT ACCOUNT NUMBER: _______________.

Depositor hereby agrees to be bound by all provisions of such Agreement.

DEPOSITOR AUTHORIZED PERSON(S)/NOTICES TABLE

Please provide the name(s) and contact information of the Authorized Person(s) under this Agreement. All Notices will be sent electronically or through regular mail to the appropriate address set forth below. Please complete all information as applicable. Incomplete information may result in a delay of processing.

PRINT NAME:
TITLE:
COMPANY
EMAIL ADDRESS
STREET ADDRESS
PROVINCE/CITY/STATE
POSTAL/ZIP CODE
PHONE NUMBER
FAX NUMBER

PAYING PARTY COMPANY NAME: PACESETTER, INC. (DBA ST. JUDE MEDICAL – CRMD)

BILLING CONTACT INFORMATION TABLE

Please provide the name and contact information of the Billing Contact under this Agreement. All Invoices will be sent to this individual at the address set forth below.

PRINT NAME:	Debra Tarnowski
TITLE:	A/P Specialist
EMAIL ADDRESS	dtarnowski@sjm.com
COMPANY	St. Jude Medical – CRMD
STREET ADDRESS	15900 Valley View Court
PROVINCE/CITY/STATE	Sylmar, California
POSTAL/ZIP CODE	91342
PHONE NUMBER	818-493-2223
FAX NUMBER	818-362-6562

3PM-B ver.09012006	Page 13 of 15

    ACCEPTANCE & AGREEMENT:

DEPOSITOR
SIGNATURE:
PRINT NAME:
TITLE:
DATE:
EMAIL ADDRESS

BENEFICIARY
SIGNATURE:	/s/ JEFF CHATEAU
PRINT NAME:	Jeff Chateau
TITLE:	VP Supply Line Management
DATE:	3-14-08
EMAIL ADDRESS	jchateau@sjm.com

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
SIGNATURE:
PRINT NAME:
TITLE:
DATE:
EMAIL ADDRESS:	ipmclientservices@ironmountain.com

All notices to Iron Mountain Intellectual Property Management, Inc. should be sent to ipmclientservices@ironmountain.com OR, Iron Mountain Intellectual Management, Inc. Attn: Client Services, 2100 Norcross Parkway, Suite 150, Norcross, Georgia, 30071, USA

3PM-B ver.09012006	Page 14 of 15

EXHIBIT Q
 ESCROW DEPOSIT QUESTIONNAIRE
Introduction
From time to time, technology escrow beneficiaries may exercise their right to perform verification services. This is a service that Iron Mountain provides for the purpose of validating relevance, completeness, currency, accuracy and functionality of deposit materials.
Purpose of Questionnaire
In order for Iron Mountain to determine the deposit material requirements and to quote fees associated with verification services, a completed deposit questionnaire is requested. It is the responsibility of the escrow depositor to complete the questionnaire.
Instructions
Please complete the questionnaire in its entirety by answering every question with accurate data. Upon completion, please return the completed questionnaire to the beneficiary asking for its completion, or e-mail it to Iron Mountain to the attention of verification@ironmountain.com

Escrow Deposit Questionnaire
General Description
1.	What is the general function of the software to be placed into escrow?
2.	On what media will the source code be delivered?
3.	What is the size of the deposit in megabytes?

Requirements for the Execution of the Software Protected by the Deposit
1.	What are the system hardware requirements to successfully execute the software? (memory, disk space, etc.)
2.	How many machines are required to completely set up the software?
3.	What are the software and system software requirements, to execute the software and verify correct operation?

Requirements for the Assembly of the Deposit
1.	Describe the nature of the source code in the deposit. (Does the deposit include interpreted code, compiled source, or a mixture? How do the different parts of the deposit relate to each other?)
2.	How many build processes are there?
3.	How many unique build environments are required to assemble the material in the escrow deposit into the deliverables?
4.	What hardware is required for each build environment to compile the software? (including memory, disk space, etc.)
5.	What operating systems (including versions) are used during compilation? Is the software executed on any other operating systems/version?
6.	How many separate deliverable components (executables, share libraries, etc.) are built?
7.	What compilers/linkers/other tools (brand and version) are necessary to build the application?
8.	What, if any, third-party libraries are used to build the software?
9.	How long does a complete build of the software take? How much of that time requires some form of human interaction and how much is automated?
10.	Do you have a formal build document describing the necessary steps for system configuration and compilation?
11.	Do you have an internal QA process? If so, please give a brief description of the testing process.
12.	Please list the appropriate technical person(s) Iron Mountain may contact regarding this set of escrow deposit materials.
Please provide your technical verification contact information below:
COMPANY:
SIGNATURE:
PRINT NAME:
ADDRESS 1:
ADDRESS 2:
CITY, STATE, ZIP:
TELEPHONE:
EMAIL ADDRESS:

For additional information about Iron Mountain Technical Verification Services, please contact
Manager of Verification Services at 978-667-3601 ext. 100 or by e-mail at mailto: verification@ironmountain.com

3PM-B ver.09012006	Page 15 of 15

Exhibit E
DEPOSITOR ENROLLMENT FORM
(ATTACHMENT 3)

Beneficiary and Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) hereby acknowledge that DEPOSITOR COMPANY NAME: NVE Corporation is the “Depositor” referred to in the Escrow Agreement that supports DEPOSIT ACCOUNT NUMBER: 34000 . Depositor hereby agrees to be bound by all provisions of such Agreement.

For the purposes of this enrollment, the following modifications have been made:
1.     Section 2 Depositor Responsibilities and Representations subsection (a) is deleted in its entirety and replaced with the following:
(a)	Depositor shall make an initial deposit that is complete and functional of all proprietary technology and other materials covered under this Agreement (“Deposit Material”) to Iron Mountain within thirty (30) days of the Effective Date. Depositor will also update Deposit Material as updates or modifications are made to the materials included in the Deposit Material during the Term (as defined below) of this Agreement provided a minimum of one (1) complete and functional copy of Deposit Material is deposited with Iron Mountain at all times. At the time of each deposit or update, Depositor will provide an accurate and complete description of all Deposit Material sent to Iron Mountain using the form attached hereto as Exhibit B. As between Depositor and Beneficiary it is understood that Depositor will provide sufficient information and documentation into escrow to allow Beneficiary to produce the final product described in Attachment 1 of the Supplier Partnering Agreement— Pricing and Inventory (the “Final Product”). Information and documentation includes but is not limited to the following:
	•	Letters of Authorization (LOA’s) for Beneficiary to procure all necessary raw material and services from Depositor’s current selected and approved suppliers.
	•	Copies of all Depositor’s documentation describing the following:
		o	Front End Manufacturing Equipment Documentation — including but not limited to jigs, fixtures, equipment Model numbers with options and features and other items needed to duplicate this part of the manufacturing process to make the Final Product.
		o	Back End Manufacturing Equipment Documentation — including but not limited to test methods, test limits associated with procuring and testing of the Final Product. Includes copies of Depositor’s documentation used in the backend manufacturing process with probe and final test hardware, test software and documentation and other items needed to duplicate this part of the manufacturing process to make the Final Product.
		o	Manufacturing Process Documentation — including but not limited to assembly work instructions, process flow, quality processes, critical quality checkpoints, inspection instructions and other items needed to duplicate this part of the manufacturing process to make the Final Product.
		o	Engineering Documentation — including but not limited to bill of materials, drawings, schematics, gerber files, masks and other items needed to duplicate the engineering documentation set to make the Final Product.
		o	Software Documentation — including but not limited to equipment programs, test programs, and other software needed to support duplication of the manufacturing process to make the Final Product.
2.     Exhibit C 1 Release Conditions is deleted in its entirety and replaced with the following:

1.	Release Conditions. The Depositor and Beneficiary agree that a Work Request for the release of the Deposit Material shall be based solely on one or more of the following conditions (defined as “Release Conditions”):
	(i)	if Depositor petitions for or consents to or becomes subject to any relief under any bankruptcy, reorganization, or moratorium statutes or similar debtor relief laws on other than a debtor in possession basis; or
	(ii)	if Depositor has failed to substantially deliver on a timely basis the amounts of Products which were ordered and required to be delivered in accordance with the terms of the Supplier Partnering agreement for a period of sixty (60) days for any reason (including but not limited to bankruptcy, insolvency, and Depositor decision to discontinue the supply of Products generally or to Beneficiary specifically); or
	(iii)	A material breach of Supplier Partnering Agreement by Depositor. Any breach that does not impair Depositor’s ability to substantially deliver Products to Beneficiary shall not be considered a “material breach.”

Confidential	Page 1	1/20/2011

3.	Exhibit C 3 Contrary Instructions is deleted in its entirety and replaced with the following: 3. Contrary Instructions. From the date Iron Mountain mails written notice of the Beneficiary Work Request to release Deposit Material covered under this Agreement, Depositor Authorized Person(s) shall have ten (10) business days to deliver to Iron Mountain and Beneficiary contrary instructions. Contrary instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured (“Contrary Instructions”). Contrary Instructions shall be on company letterhead and signed by a Depositor Authorized Person. Upon receipt of Contrary Instructions, Iron Mountain shall promptly send a copy to Beneficiary's Authorized Person(s). Additionally, Iron Mountain shall notify both Depositor and Beneficiary Authorized Person(s) that there is a dispute to be resolved pursuant to the Disputes provisions of this Agreement. Iron Mountain will continue to store Deposit Material without release pending (i) joint instructions from Depositor and Beneficiary with instructions to release the Deposit Material; or (ii) dispute resolution pursuant to the Disputes provisions of this Agreement; or (iii) withdrawal of Contrary Instructions from Depositor’s Authorized Person or legal representative; or (iv) receipt of an order from a court of competent jurisdiction.

4.     Exhibit C 6 Right to Use Following Release is deleted in its entirety and replaced with the following:

6.	Depositor grants a present right and license, with a right of sublicense, to Beneficiary to use, copy, modify, display and distribute the Deposit Materials upon their release from Iron Mountain, for purposes of manufacturing and having manufactured the affected Product(s) solely for use by Beneficiary, provided that:

(1)	Beneficiary shall not exercise such license until release of the Deposit Materials to it;
(2)	Beneficiary shall be permitted to share the released Deposit Materials with one or more subcontractors capable of manufacturing the products who have agreed to keep the Deposit Materials confidential;
(3)	Beneficiary shall be limited to manufacturing the affected Product(s) only during the period of time of Depositor’s non-supply or non-performance of this Agreement and shall upon expiration or termination of this Agreement immediately cease all manufacture of Product and destroy the materials released from the Escrow Account.

SERVICE Check box(es) to order service	SERVICE DESCRIPTION-MASTER THREE PARTY ESCROW AGREEMENT — BENEFICIARY	ONE-TIME FEES	ANNUAL FEES	PAYING PARTY Check box to identify the Paying Party
[X] Additional Deposit Account and Beneficiary enrollment	Iron Mountain will set up one additional deposit account to manage and administrate access to new Deposit Material that will be securely stored in controlled media vaults in accordance with the service description above and the Agreement that governs the Initial Deposit Account. Iron Mountain will fulfill a Work Request to add a new Beneficiary to an escrow deposit account in accordance with the service description above and the Agreement.		$1700	[ ] Depositor -OR[X] Beneficiary
[X] File List Verification Report	Iron Mountain will fulfill a Work Request to provide a File Listing Report, which includes a deposit media readability analysis, a file listing, a file classification table, virus scan outputs, and assurance of completed deposit questionnaire. A final report will be sent to the Paying Party regarding the Deposit Material to ensure consistency between Depositor’s representations (i.e., Exhibit B and Deposit Questionnaire) and stored Deposit Material. Deposit must be provided on CD, DVD-R, or deposited by Sftp.	$2,500	N/A	[ ] Depositor-OR [X] Beneficiary
[ ] Level 1 - Inventory and Analysis Test	Iron Mountain will perform an Inventory Test on the initial deposit, which includes Analyzing deposit media readability, virus scanning, developing file classification tables, identifying the presence/absence of build instructions, and identifying materials required to recreate the Depositor’s software development environment. Output includes a report which will include build instructions, file classification tables and listings. In addition, the report will list required software development materials, including, without limitation, required source code languages and compilers, third-party software, libraries, operating systems, and hardware, as well as Iron Mountain’s analysis of the deposit.	$5,000 or based on SOW if custom work required	N/A	[ ] Depositor-OR [ ] Beneficiary

Confidential	Page 2	1/20/2011

AUTHORIZED PERSON(S)/NOTICES TABLE
Please provide the name(s) and contact information of the Authorized Person(s) under this Agreement. All Notices will be sent electronically or through regular mail to the appropriate address set forth below. Please complete all information as applicable. Incomplete information may result in a delay of processing.

DEPOSITOR	BENEFICIARY
PRINT NAME:	PRINT NAME:
TITLE:	TITLE:
EMAIL ADDRESS	EMAIL ADDRESS
STREET ADDRESS	STREET ADDRESS
PROVINCE/CITY/STATE	PROVINCE/CITY/STATE
POSTAL/ZIP CODE	POSTAL/ZIP CODE
PHONE NUMBER	PHONE NUMBER
FAX NUMBER	FAX NUMBER

PAYING PARTY COMPANY NAME: ___________________________________

BILLING CONTACT INFORMATION TABLE

Please provide the name and contact information of the Billing Contact under this Agreement. All Invoices will be sent to this individual at the address set forth below.

PRINT NAME:
TITLE:
EMAIL ADDRESS
STREET ADDRESS 1
PROVINCE/CITY/STATE
POSTAL/ZIP CODE
PHONE NUMBER
FAX NUMBER

DEPOSITOR	BENEFICIARY
SIGNATURE:	Signature:
PRINT NAME:	PRINT NAME:
TITLE:	TITLE:
DATE:	DATE:
EMAIL ADDRESS	EMAIL ADDRESS:

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
Signature:
PRINT NAME:
TITLE:
DATE:

Approved as to IPM Operational Content: Iron Mountain IPM Service Delivery /s/ SUSANNAH E. SCOTT Name: Susannah E. Scott Date: January 20, 2011

Confidential	Page 3	1/20/2011

NVE and Pacesetter Confidential

ATTACHMENT 4
ESCROW MATERIALS

This Attachment 4 (Escrow Materials) shall be attached to the Depositor Enrollment
Form provided to the Escrow Agent upon execution of the Agreement.

Seller will provide sufficient information and documentation into escrow to allow Buyer to produce the final product described in Attachment 1 – Pricing and Inventory (the “Final Product”). Information and documentation includes but is not limited to the following:
1.	Letters of Authorization (LOA’s) for Buyer to procure all necessary raw material and services from Seller’s current selected and approved suppliers.
2.	Copies of all Seller’s documentation describing the following:
a.	Front End Manufacturing Equipment Documentation – including but not limited to jigs, fixtures, equipment Model numbers with options and features and other items needed to duplicate this part of the manufacturing process to make the Final Product.
b.	Back End Manufacturing Equipment Documentation – including but not limited to test methods, test limits associated with procuring and testing of the Final Product. Includes copies of Seller’s documentation used in the backend manufacturing process with probe and final test hardware, test software and documentation and other items needed to duplicate this part of the manufacturing process to make the Final Product.
c.	Manufacturing Process Documentation – including but not limited to assembly work instructions, process flow, quality processes, critical quality checkpoints, inspection instructions and other items needed to duplicate this part of the manufacturing process to make the Final Product.
d.	Engineering Documentation – including but not limited to bill of materials, drawings, schematics, gerber files, masks and other items needed to duplicate the engineering documentation set to make the Final Product.
e.	Software Documentation – including but not limited to equipment programs, test programs, and other software needed to support duplication of the manufacturing process to make the Final Product.

Confidential	1/4/2011